                     FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"), dated
                                                      ----------------
as of June 26, 1997, is entered into by and among Sullivan Broadcasting Company, Inc. ("SBC"), a Delaware corporation formerly known as Act III Broadcasting,
       ---
Inc. and successor by merger to A-3 Acquisition, Inc., Sullivan Broadcast Holdings, Inc., a Delaware corporation formerly known as A-3 Holdings, Inc. (the "Parent") and NationsBank of Texas, N.A., as Administrative Agent for the
 ------
Lenders, on behalf of the Lenders, with reference to the hereinafter described Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in such Credit Agreement.

                                   RECITALS

     A.  A-3 Acquisition, Inc., a Delaware corporation ("A-3 Acquisition"), the
                                                         ---------------
Parent, the Administrative Agent, the other members of the Agent Group and the Lenders entered into that certain Credit Agreement, dated January 4, 1996 (as amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time, the "Credit Agreement").
                                    ----------------

     B. Pursuant to the Credit Agreement, the Lenders made Loans to A-3 Acquisition to enable it to consummate the Act III Acquisition.

     C. SBC and A-3 Acquisition have merged and SBC is the surviving corporation of such merger. Pursuant to an Assumption Agreement, dated January 4, 1996, SBC has expressly assumed and ratified all of the obligations of A-3 Acquisition under the Credit Agreement and the other Loan Documents to which A-3 Acquisition is a party and the due and punctual performance and observance of all the obligations to be performed and provisions to be observed by A-3 Acquisition under the Credit Agreement and such other Loan Documents. Pursuant to such merger and such Assumption Agreement, SBC is now the "Borrower" under the Credit Agreement.

     D. The Borrower, the Parent, the Administrative Agent and the other Lenders desire to amend the Credit Agreement to reduce the Applicable Margins thereunder as hereinafter set forth.

     E.  Section 12.1 of the Credit Agreement authorizes the Administrative
         ------------
Agent to enter into written amendments to the Credit Agreement with the written consent of the Lenders.

     F. The Administrative Agent has obtained the prior written consent of all of the Lenders to the reduction of the Applicable Margins under the Credit Agreement, as evidenced by that certain letter from the Administrative Agent to the Lenders, dated June 2, 1997, agreed and consented to by each of the Lenders (the "Consent Letter")
      --------------

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

     Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent herein contained, the Borrower, the Parent and the Administrative Agent, on behalf of the Lenders as authorized by the Consent Letter, hereby amend the Credit Agreement as follows:

     (a) AMENDMENT TO DEFINITION OF APPLICABLE MARGIN. The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is amended
                                 -----------
by deleting the chart set forth therein and replacing in lieu thereof the following chart:


-------------------------------------------------------------------------------
                                                APPLICABLE MARGIN
-------------------------------------------------------------------------------
  STATUS                           EURODOLLAR LOANS                   ABR LOANS
-------------------------------------------------------------------------------
Level I                              0.500%                            0.000%
Level II                             0.750%                            0.000%
Level III                            0.875%                            0.000%
Level IV                             1.125%                            0.000%
Level V                              1.375%                            0.250%
Level VI                             1.625%                            0.500%
Level VII                            1.875%                            0.750%
-------------------------------------------------------------------------------



     (b) AMENDMENT TO DEFINITION OF LEVEL. The definition of "Level" set forth in Section 1.1 of the Credit Agreement is amended by deleting the chart set
   -----------
forth therein and replacing in lieu thereof the following chart:

           LEVEL             LEVERAGE RATIO
           -----             --------------
             I            Less than or equal to 3.50 to 1.00

            II            Less than or equal to 4.00 to 1.00 but
                          greater than 3.50 to 1.00

           III            Less than or equal to 4.50 to 1.00 but
                          greater than 4.00 to 1.00

             IV           Less than or equal to 5.00 to 1.00 but
                          greater than 4.50 to 1.00

              V           Less than or equal to 5.50 to 1.00 but
                          greater than 5.00 to 1.00

             VI           Less than or equal to 6.00 to 1.00 but
                          greater than 5.50 to 1.00

            VII           Greater than 6.00 to 1.00


     SECTION 2.  REPRESENTATIONS AND WARRANTIES

     The Borrower and the Parent hereby represent and warrant to the Administrative Agent and the Lenders as follows:

     (a) AUTHORITY. The execution, delivery and performance of this Fourth Amendment has been authorized by all requisite corporate action on the part of the Borrower and the Parent.

     (b) ENFORCEABILITY.   This Fourth Amendment constitutes a legal, valid, and
binding obligation of the Borrower and the Parent, enforceable in accordance with the terms hereof.

     SECTION 3.  MISCELLANEOUS

     (a) RATIFICATION AND CONFIRMATION OF LOAN DOCUMENTS. Except as specifically amended hereby, the Credit Agreement and other Loan Documents remain in full force and effect and are hereby ratified and confirmed by the Borrower and the Parent, and the execution and delivery of this Fourth Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Administrative Agent, the Lenders or the Managing Agents under the Credit Agreement or operate as an approval of the terms and conditions of any agreement of the Borrower or any Subsidiary.

     (b) HEADINGS. Section and subsection headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose or be given any substantive effect.

     (c) APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     (d) COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     (e) FINAL AGREEMENT. THIS FOURTH AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                             SULLIVAN BROADCASTING COMPANY, INC.


                                             By: /s/ Patrick Bratton
                                                 -------------------------------
                                             Name: Patrick Bratton
                                             Title: Chief Financial Officer


                                             SULLIVAN BROADCAST HOLDINGS, INC.

                                             By: /s/ Patrick Bratton
                                                 -------------------------------
                                             Name: Patrick Bratton
                                             Title: Chief Financial Officer


                                             NATIONSBANK OF TEXAS, N.A.,
                                             as Administrative Agent
                                             and on behalf of the Lenders


                                             By: /s/ Gregory I. Meador
                                                 ------------------------------
                                             Name:  Gregory I. Meador
                                             Title: Vice President

                                 ACKNOWLEDGMENT

          The undersigned hereby consent to this Fourth Amendment, and agree that the execution and delivery of the Fourth Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations and liabilities of each of the undersigned under the Guaranty Agreement, dated January 4, 1996, executed or joined in by each of the undersigned in favor of Lenders, the Administrative Agent and the other members of the Agent Group, or under any other Loan Documents to which any of the undersigned are parties, and such Guaranty Agreement and other Loan Documents shall continue in full force and effect. This consent and agreement shall be binding upon the undersigned and their respective successors and assigns, and shall inure to the benefit of the Lenders, the Administrative Agent, the other members of the Agent Group and their respective successors and assigns.

          IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment to be duly executed and delivered by a proper and duly authorized officer as of the day and year first above written.

                              SULLIVAN BROADCASTING OF NEVADA, INC.
                              SULLIVAN BROADCASTING OF DAYTON, INC.
                              SULLIVAN BROADCASTING OF CHARLESTON, INC.
                              SULLIVAN BROADCASTING OF ROCHESTER, INC.
                              SULLIVAN BROADCASTING OF NASHVILLE, INC.
                              SULLIVAN BROADCASTING OF RICHMOND, INC.
                              SULLIVAN BROADCASTING OF WEST VIRGINIA, INC.
                              SULLIVAN BROADCASTING OF BUFFALO, INC.
                              SULLIVAN BROADCASTING LICENSE CORP.
                              SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC. SULLIVAN BROADCASTING OF UTICA, INC.
                              SULLIVAN BROADCASTING OF TENNESSEE, INC.



                              By: /s/ Patrick Bratton
                                  ----------------------------------
                              Name:  Patrick Bratton
                              Title: Chief Financial Officer of each of the
                                     above-named corporations